Corporate Presentation March 2024 Nasdaq: TSBX Non-Confidential Exhibit 99.1

This presentation and any accompanying oral commentary have been prepared by Turnstone Biologics Corp. (“Turnstone”) for informational purposes only and not for any other purpose. All statements contained in this presentation and the accompanying oral commentary, other than statements of historical facts, are forward-looking statements, including: statements about our expectations regarding the potential benefits, activity, effectiveness, and safety of our Selected tumor-infiltrating lymphocyte (TIL) product candidates and programs; our expectations with regard to the design and results of our research and development programs, preclinical studies, and clinical trials, including the timing and availability of data from such trials; our preclinical, clinical, and regulatory development plans for our Selected TIL product candidates and programs, including the timing or likelihood of regulatory filings and approvals for our Selected TIL product candidates; our ability to maintain existing, and establish new, strategic collaborations, licensing, or other arrangements; our ability to improve process to improve manufacturing processes; and our business strategy. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, timing of results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include those factors discussed in the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission ("SEC") on November 13, 2023, under the heading “Risk Factors,” and other documents Turntone has filed, or will file, with the SEC. These filings, when available, are available on the investor relations section of our website at ir.turnstonebio.com and on the SEC’s website at www.sec.gov.   New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Except as required by law, none of Turnstone, its affiliates or any of their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents makes any representation or warranty as to the accuracy or completeness of any information contained in this presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this presentation.   This presentation contains trademarks, service marks, trade names and copyrights of Turnstone and other companies which are the property of their respective owners.   This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Disclaimers

Turnstone is Pioneering Advancements in Selected TIL Therapy Next-Generation Therapy Designed to Treat and Cure Solid Tumors OUR MISSION Profoundly transform the treatment paradigm for patients with a broad range of solid tumors with next-generation TIL therapies that overcome the limitations of current treatment options Mike Mielnik Senior Scientist, Turnstone Biologics

Solid Tumors Represent a Serious Unmet Medical Need Approximately 90% of all new cancers per year are solid tumors 1National Cancer Institute’s Surveillance, Epidemiology, and End Results (SEER), accessed March 2024; 2Cancer Metastasis: Guan X. Cancer Metastases: Challenges and Opportunities. Acta Pharm Sin B. 2015 Sep;5(5):402-18.; 3Haslam A, Prasad V. Estimation of the Percentage of US Patients With Cancer Who Are Eligible for and Respond to Checkpoint Inhibitor Immunotherapy Drugs. JAMA Netw Open. 2019 May 3;2(5):e192535.; 4United Stated Food and Drug Association (US FDA) approval granted on 02/16/2024; News release Checkpoint inhibitors only benefit a fraction of cancer patients3 Targeted and other cell therapies have shown only limited success One FDA approved TIL therapy and only in advanced melanoma4 1.6M 500K 90%+ new cancer patients1 deaths with low long-term survival1 mortality in metastatic disease2 In the U.S. Each Year New Therapeutic Options Urgently Needed

# Turnstone is Tackling Solid Tumors of Greatest Need

*Our focus is on colorectal cancer, head and neck cancer, uveal melanoma and breast cancer*

## Indication Spotlight: Colorectal Cancer (CRC)

**2nd Leading Cause of U.S. Cancer Deaths**[1]

**3rd** most commonly diagnosed cancer[2]

**153K** expected new cases this year[3]

**53K** number of deaths expected in 2024[4]

**Difficult-To-Treat Tumor Unresponsive To Most Immune-Based Therapies**

Immunologically "cold" tumor characterized by low tumor mutational burden (TMB)

TURNSTONE BIOLOGICS

**We believe the key to overcoming challenges of CRC and other "cold" tumors is large numbers of on-target tumor-reactive T cells which is the foundation for Turnstone's approach of Selected TIL therapy**

[1]American Cancer Society. Cancer Facts & Figures 2024; [2]CA: A Cancer Journal for Clinicians – Colorectal Cancer Statistics, 2023 – DOI: 10.3322/caac.21772;
[3,4]National Cancer Institute's Surveillance, Epidemiology, and End Results (SEER), accessed March 2024

5 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

Turnstone is Pioneering Advancements in Selected TIL Therapy Next-generation therapy designed to treat and cure solid tumors Differentiated approach centered around tumor-reactive T cell selection (Selected TILs) Lead asset, TIDAL-01, being evaluated in multiple Phase 1 studies with initial clinical data expected in mid-2024 Targeting underserved solid tumor patient populations, including CRC, HNSCC, uveal melanoma and breast cancer TILs have been recently approved by the FDA* for the treatment of cutaneous melanoma FDA = United States Food and Drug Administration; CRC = Colorectal cancer; HNSCC = Head and neck squamous cell carcinoma *Approval for Amtagvi granted on 02/16/2024; US FDA news release

# Turnstone Executive Team

*Proven experience across all areas and stages of drug development*



**Sammy Farah, MBA, PhD**
Chief Executive Officer

- 20+ years of scientific, business and executive management experience in biotech industry
- Held senior positions at **Merck**, **Immune Design**, and **Synthetic Genomics**
- Previously at **Versant Ventures** specializing in biotechnology investing and new company formation

Synthetic Genomics | Versant Ventures | Immune Design | Merck



**Stewart Abbot, PhD**
Chief Scientific Officer

- 20+ years of R&D experience in cell-based and immuno-oncology products
- Former CSO and COO at **Adicet Bio**, responsible for R&D activities for allogeneic gamma delta T cell therapies
- Previously CDO at **Fate Therapeutics**, developing cellular immunotherapies

Celgene | Fate Therapeutics | Adicet Bio



**Saryah Azmat**
Chief Business Officer

- 10+ years of experience in biopharma business development, corporate strategy and capital formation
- Former Global Lead for Oncology Search & Evaluation at **Bristol-Myers Squibb**, executing over 15 major transactions from preclinical to clinical development

Bristol Myers Squibb | putnam associates



**Mike Burgess, MBChB, PhD**
Interim Chief Medical Officer

- 20+ years experience building and leading clinical development
- Led strategy and execution of translational medicine across all therapeutic areas as SVP of Cardiovascular, Fibrosis and Immunoscience Development at **Bristol-Myers Squibb**
- Previous Global Head of Oncology Research and Early Development at **Roche**

Bristol Myers Squibb | Roche | SpringWorks Therapeutics | Lilly



**Vijay Chiruvolu, MBA, PhD**
Interim Chief Technology Officer

- 27+ years of manufacturing and process development experience
- Served as SVP of Global Process Development-Cell Therapy at **Kite Pharma/Gilead Sciences**, responsible for the CMC/process development leading to regulatory approval of two cell therapy products, Yescarta and Tecartus

Kite | InstilBio | Roche | Johnson & Johnson | Amgen



**Venkat Ramanan, PhD**
Chief Financial Officer

- 20+ years of biopharma finance and operations experience
- Joined from **Seagen** where he led the Finance function as the company launched several products, expanded global footprint and executed multiple strategic transactions

Seagen | Amgen | Gilead

7 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

# Turnstone External Network

*Supported by prominent scientific and corporate advisors and collaborators*

## Key Collaborators



**James Mulé, PhD**
Associate Center Director of Translational Science
Moffitt Cancer Center



**Steven A. Rosenberg, MD, PhD**
Chief of Surgery Branch
National Cancer Institute



**Simon Turcotte, MD, MSc**
Associate Professor of Surgery;
Lead of Adoptive T Cell Cancer Immunotherapy Program,
University of Montreal Hospital Research Centre (CRCHUM)

## Distinguished Advisors



**Malcolm Brenner, MD, PhD**
Professor, Center for Cell and Gene Therapy
Baylor College of Medicine



**Adrian Hill, PhD**
Director, The Jenner Institute
University of Oxford



**Robert Seder, MD**
Chief, Cellular Immunology Section
Vaccine Research Center
National Institutes of Health



**Thomas Dubensky Jr., PhD**
Founder and Advisor
Tempest Therapeutics



**Alan Melcher, PhD**
Team Leader
Translational Immunology
The Institute of Cancer Research



**Eric Tran, PhD**
ACT Laboratory Lead
Providence Cancer Institute



**Tassos Gianakakos, MBA**
Former CEO
MyoKardia



**Bernard Fox, PhD**
Chief, Laboratory of Molecular
and Tumor Immunology
Providence Cancer Institute



**Nicholas Restifo, MD**
Special Volunteer
National Institutes of Health



**Jeffrey S. Weber, MD, PhD**
Deputy Director, PCC;
Co-Director, Melanoma
Research Program
NYU-Langone Cancer Center

8 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

# Turnstone Pipeline

*Opportunity to address broad set of solid tumor patient populations*

| | Program | Product Overview | Key Indications | Preclinical | Phase 1 | Phase 2 | Phase 3 | Next Anticipated Milestone |
|---|---|---|---|---|---|---|---|---|
| Selected TILs | TIDAL-01 | Tumor-reactive Selected TILs | Breast cancer, Colorectal cancer, Head and neck cancer, Uveal melanoma | | | | | Initial clinical data in mid-2024 |
| | | | Colorectal cancer, Head and neck cancer, Cutaneous and non-cutaneous melanomas | Moffitt Collaboration* | | | | |
| | | Combination with viral immunotherapy | Solid tumors | | | | | IND submission |
| | TIDAL-02 | Selected TILs with next-gen manufacturing and TIL quality enhancements | Solid tumors | | | | | IND submission |

*Investigator sponsored trials at Moffitt Cancer Center*

9 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

SELECTED TILs AND TIDAL-01 Corporate Presentation | March 2024

Expanding the Frontiers of TIL Therapy Building upon first-to-market TIL therapy to deliver differentiated product with unique market opportunity Turnstone is developing the Next-Generation of TIL Therapies First approval for a TIL therapy brings new option for solid tumors Amtagvi is the first and only FDA-approved TIL therapy, and the only T cell therapy for a solid tumor Amtagvi is a first-generation bulk TIL therapy approved to treat only advanced melanoma* Increasing total number of tumor-reactive T cells is key area of differentiation Academic studies provide early clinical evidence for selected TIL approach Potential to broaden efficacy into additional solid tumors with critical unmet need Bulk TILs have failed to show success in most solid tumors outside melanoma Significant opportunity for next-gen products More targeted and potent tumor killing is a must *Approval for Amtagvi granted on 02/16/2024; US FDA news release

Next-generation TIL therapy based on isolation, selection and expansion of tumor-reactive T cells to improve product potency¹ Designed to address a broad range of solid tumor types Selected TILs Selected TILs Have Potential for More Targeted Tumor Killing Starting materials for solid tumors typically have small number and proportion of tumor-reactive T cells Solid Tumors Tumor-reactive T cells can contribute to tumor killing Bulk TILs: Non-specific expansion of all cells Selected TILs: Specific expansion of tumor-reactive T cells 109+ cells with low number and proportion (reported median < 3%) of on target tumor-reactive T cells Large number and proportion of suppressive bystander cells Inefficient tumor killing observed to date 109+ cells with large number and proportion (targeting > 70%) of on-target tumor-reactive T cells Low number and proportion of suppressive bystander cells Potential for targeted tumor killing Tumor-Reactive T Cells Suppressive Bystander Cells 1 We define potency as the specific ability or capacity of the product, as indicated by appropriate laboratory tests or by adequately controlled clinical data obtained through the administration of the product in the manner intended, to effect a given result

Early academics working on first-generation TILs led to development of a leading Bulk TIL company’s current process Success to date has been limited to melanoma Bulk TILs Melanoma Sheba, NCI, Moffitt, MD Anderson Melanoma Bulk TIL leading competitor clinical development initiation Cervical NCI Melanoma and Cervical Competitor Data Release Head and Neck Cancer Competitor Data Release Melanoma Competitor Data Release Selected TILs Bile Duct Tran et. al (NCI) Colorectal Cancer Tran et. al (NCI) Breast Cancer, Colorectal Cancer, Head and Neck Cancer, Uveal Melanoma** Breast Zacharakis et al (NCI) Lung Creelan et. al (Moffitt) Selected TILs Are Based on Advances from Academia Melanoma Rosenberg et. al, NCI Melanoma First FDA approval for TIL therapy (Amtagvi)* *Approval for Amtagvi granted on 02/16/2024; US FDA news release; **Indications being evaluated in ongoing Phase 1 studies Recent academic data in next-generation TILs has provided early clinical evidence for next-generation selected TIL approach Objective responses extended to other major solid tumor types

# Clinical Validation of Selected TILs

**Historical data from the NCI demonstrates limited evidence of benefit of Bulk TILs in epithelial malignancies**

| | Tumor Type | N | Response | Source |
|---|---|---|---|---|
| **Bulk TILs** | Various Solid Tumors (including Colorectal, Bile Duct, Pancreas, Breast, Gastric) | 50+ | No success | NCI – Rosenberg AACR 2020 / NCT01585428 |

**Early academic selection strategies[1] deployed at the NCI have demonstrated clinical POC**

| | Tumor Type | N | Response | Source |
|---|---|---|---|---|
| **Academic Selected TILs** | Bile Duct (Cholangiocarcinoma) | 1 | 1 PR | NCI - Tran et al; Science 2014 |
| | Colorectal Cancer | 1 | 1 PR | NCI - Tran et al; NEJM 2016 |
| | Non-Small Cell Lung Cancer | 7* | 2 CRs, 1PR | Moffitt - Creelan et al; Nature Medicine 2021 |
| | Breast Cancer | 6† | 1 CR, 2 PRs | NCI - Zacharakis et al; JCO 2022 |

**7 patients received TIL product with confirmed tumor-specific reactivity out of 13 patients who were evaluable for clinical response*

*†6 patients enrolled on adoptive cell transfer protocol of enriched neoantigen-specific TIL out of 28 patients who contained TIL that recognized at least one immunogenic somatic mutation*

*[1] Early academic selection and enrichment strategies typically utilized fragment-based selection and expansion approaches. Following harvest and dissection of the tumor, small numbers of tumor fragments were placed into separate multi-well tissue culture dishes and cultured with the tumor or manufactured antigens. TIL populations that were activated by exposure to tumor antigens in culture would then be identified based on cytokine expression and/or T cell activation marker expression, and only those activated TIL populations would be expanded for use in the final product*

14 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

Tumor sequencing to identify all possible tumor mutations (antigens) Synthesize the tumor mutations in the form of long peptides Pulse patient-derived dendritic cells with the synthesized tumor antigens for natural processing and presentation Incubate TILs with presented tumor antigens and select tumor-reactive T cells based on activation markers TIDAL-01 Process Designed to select a more potent population of T cells The TIDAL-01 process is similar to standard bulk TIL processes but includes a selection step designed to create a TIL product with a significantly higher proportion of tumor-reactive T cells for more effective tumor killing Standard TIL Process TIDAL-01 Selected TILs Tumor Harvest TIL Isolation TIL Expansion Bulk TILs Product Infusion Tumor Harvest TIL Isolation TIL Expansion Selected TILs Product Infusion Key Selection Steps TIL SELECTION

# TIDAL-01 Designed to Select for Tumor-Reactive T Cells that are Typically Only Found in Very Low Levels in Bulk TILs

- TIDAL-01 product consists of diverse set of T cells with confirmed tumor-reactivity (TCRs)
- Selected tumor-reactive T cells are typically found in only very low frequencies in Bulk TILs
- These TCRs within Selected TILs deliver higher frequency of immunostimulatory cytokine expression in CD4+ and CD8+ T cells vs. Bulk TILs

**Colorectal Cancer Patient Sample**

**TCR Analyses**



% TCR Frequency
100
50
0
Bulk TILs
Bystander Cells
TIDAL-01 Selected TILs
TCR 1
TCR 2
TCR 3
TCR 4
TCR 5
TCR 6
TCR 7
TCR 8
TCR 9
TCR 10
TCR 11
TCR 12
TCR 13
TCR 14
TCR 15
TCR 16
TCR 17
TCR 18

Selection of tumor-reactive TIL enriches TCR repertoire



% of Final Product
80
60
40
20
0
Bulk TILs
Bystander Cells
TIDAL-01 Selected TILs

The top 12 enriched TCRs represent 60% of the TIDAL-01 final product while these same TCRs represent less than 2% of the bulk TILs and bystander cells

**IFNγ Expression Analyses**



Bulk TILs
TIDAL-01 Selected TILs
Bystander Cells
**** = p < 0.0001
% IFNγ + of CD8+ Cells
****
**** ****
TIL + Unloaded APC
TIL + Peptide Loaded APC
CD8+ T cells
% IFNγ + of CD4+ Cells
****
**** ****
TIL + Unloaded APC
TIL + Peptide Loaded APC
CD4+ T cells

31% of TIDAL-01 selected CD8+ T cells reacted to peptides compared to 3% in Bulk TIL, representing approx. a 10-fold increase

26% of TIDAL-01 selected CD4+ T cells reacted to peptides compared to 10% in Bulk TIL, representing approx. a 2.6-fold increase

16 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

TIDAL-01 Displays Higher Capacity to Kill Tumor Cells Melanoma Patient Sample Time: 0 Time: 2 Days TIDAL-01 Selected TILs Bystander Cells Tumor Only Effector to target ratio: 1:2 Tumor Cells T Cells Dead Cells (CAS3/7)

TIDAL-01 CLINICAL DEVELOPMENT Corporate Presentation | March 2024

TIDAL-01 Phase 1 Clinical Trials in Advanced Solid Tumors Demonstrate the safety, biology, initial efficacy and manufacturing feasibility of TIDAL-01 in a Phase 1, first-in-human, non-randomized, open-label, single-dose study in patients with advanced solid tumors Objective Structure Turnstone sponsored trial (STARLING) enrolling across 10+ clinical sites Two investigator sponsored trials (ISTs) in collaboration with Moffitt Cancer Center Colorectal cancer (CRC) Head and neck cancer (HNSCC) Uveal melanoma Breast cancer Colorectal cancer (CRC) Head and neck cancer (HNSCC) Uveal melanoma Cutaneous melanoma

# TIDAL-01 Phase 1 Study is Actively Enrolling Patients

## Phase 1 Study Design

**TIDAL-01 TIL viable cells: ≥ $1x10^9$**
**High dose IL-2** (consistent with Bulk TIL doses)

**TIL Manufacturing**

**TIL Harvest & Apheresis** → **Lymphodepletion Cy-Flu** → **TIDAL-01 TIL** → **IL-2** → **± a-PD-1*** →

**a-PD1 combination in STARLING clinical trial and in HNSCC and CRC under Moffitt ISTs; Patients will also be receiving pembrolizumab as their anti-PD-(L)1 treatment two weeks after the TIDAL-01 infusion. Pembrolizumab will be dosed every three weeks until confirmed progressive disease or CR*

## Study Objectives

**Primary Objective:**

- Safety and tolerability

**Key Secondary Objectives:**

- Overall response rate (ORR)
- Duration of response (DoR)

**We intend to provide an initial clinical update across our trials in mid-2024**

20 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

# TIDAL-01 Phase 1 Indication Focus on Multiple Solid Tumors with Critical Unmet Need

**New Cases and 5-yr Survival at Metastatic Diagnosis**



U.S. New Cases
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
153,000
14%
39%
67,000
15%
5,000
314,000
30%
CRC
HNSCC
Uveal Melanoma
Breast
100%
75%
50%
25%
0%
U.S. 5-Year Survival[3]

- With approximately **539K new cases**[1] and **107K deaths**[2] in the U.S. annually, Turnstone is targeting indications with serious disease burdens
- Multiple high-value targets allow for exploration with FIH therapy (some of which are supported by prior academic studies with selected TILs)
- Selected TIL therapies enriched for tumor-reactive T cells have the potential to drive efficacy in both low and high TMB solid tumors

**Turnstone intends to demonstrate the benefit of TIDAL-01 in solid tumors where objective response and/or durability of bulk TILs has not been established**

[1]American Cancer Society. Cancer Facts & Figures 2024; National Cancer Institute's Surveillance, Epidemiology, and End Results (SEER), accessed March 2024; Melanoma Research Alliance; Siegel RL, Miller KD, Fuchs HE, Jemal A. Cancer Statistics, 2021. CA Cancer J Clin. 2021;71:7–33; [2]American Cancer Society. Cancer Facts & Figures 2024; Barsouk A, Aluru JS, Rawla P, Saginala K, Barsouk A. Epidemiology, Risk Factors, and Prevention of Head and Neck Squamous Cell Carcinoma. Med Sci (Basel). 2023 Jun 13;11(2):42. doi: 10.3390/medsci11020042. PMID: 37367741; PMCID: PMC10304137.; [3] Wang J, Li S, Liu Y, Zhang C, Li H, Lai B. Metastatic patterns and survival outcomes in patients with stage IV colon cancer: A population-based analysis. Cancer Med. 2020 Jan;9(1):361-373. doi: 10.1002/cam4.2673. Epub 2019 Nov 6. PMID: 31693304; PMCID: PMC6943094.; Barsouk A, Aluru JS, Rawla P, Saginala K, Barsouk A. Epidemiology, Risk Factors, and Prevention of Head and Neck Squamous Cell Carcinoma. Med Sci (Basel). 2023 Jun 13;11(2):42. doi: 10.3390/medsci11020042. PMID: 37367741; PMCID: PMC10304137; Cancer.net - Breast Cancer - Metastatic: Statistics; Cancer.net – Eye Melanoma: Statistics

21 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

CRC = Colorectal cancer; HNSCC = Head and neck squamous cell carcinoma; FIH = First-in-human; TMB = Tumor-mutational burden

Non-Confidential

# Indication Spotlight: Colorectal Cancer

## Metastatic CRC patients have very limited treatment options

- 1st and 2nd line options mainly limited to chemotherapy (FOLFIRI / FOLFOX) with or without targeted agent combinations (bevacizumab and/or anti-EGFR)[1]
- 3rd line treatment options are mostly targeted therapies with applicability limited to a small percentage of patients with specific mutations (i.e. BRAF-V600E, HER2)[1]
- No approved immunotherapies for MSS-CRC[2] which comprise 85% of all CRC cases[3]

## Treatments options for metastatic CRC are characterized by poor objective responses and low durability

- 2nd and 3rd line agent ORRs range from 2-38% with supporting OS ranging from 7.4 – 14.5 months[1]

## Unmet need remains high and market size is significant

- Large patient numbers create significant market opportunity for Turnstone in 2nd and 3rd line metastatic CRC

**Our Phase 1 study is enrolling across all subtypes of 2nd and 3rd line CRC**

[1]NCCN Guidelines Version 4.2023; BRAFTOVI Prescribing Information; Erbitux Prescribing Information; Daiichi-Sankyo Press Release Aug 2023 (Enhertu BTD); JCO 40, 119-119(2022) (DESTINY-CRC01), Ann Surg Oncol. 2008 Sep;15(9):2388-94; Cancer Med. 2020 Feb; 9(3): 1044–1057; Onco Targets Ther. 2020 Dec 8:13:12601-12613; Cureus. 2023 Jan; 15(1): e33736. Clin Adv Hematol Oncol. 2018 Nov; 16(11): 735–745; Front Oncol. 2022; 12: 888181; JCO Precis Oncol. 2023 Jan:7:e2200179; Cancers (Basel). 2023 Feb; 15(4): 1022; Cancers (Basel). 2023 Apr; 15(8): 2288; 1L Nivo Plus Ipi Shows Benefit in mCRC; [2]Dana Farber Cancer Institute; [3]Ding K, Mou P, Wang Z, Liu S, Liu J, Lu H and Yu G (2023) The next bastion to be conquered in immunotherapy: microsatellite stable colorectal cancer. *Front. Immunol.* 14:1298524. doi: 10.3389/fimmu.2023.1298524

22 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

Non-Confidential

Manufacturing Highlights Moffitt Cell Therapy Facility to support investigator sponsored trials and Charles River Laboratories to support the STARLING trial Turnstone intends to demonstrate the benefit of TIDAL-01 in solid tumors where objective response and/or durability of Bulk TILs has not been established Our primary focus for Phase 1 development is to demonstrate a consistent and reproducible TIDAL-01 product with target dose numbers in our desired indications Fully operational TIL therapy process and analytical development at our San Diego facility Our Current Focus Areas of Future Growth Internal Capabilities Two External cGMP Manufacturers for TIDAL-01 Manufacturing Time: We are optimizing the overall manufacturing time towards our target of 4 weeks and expect that all steps will be implemented prior to start of pivotal trials In-House Manufacturing: We are designing and intend to develop a fully integrated commercial manufacturing supply chain once clinical success of TIDAL-01 is demonstrated Moffitt = Moffitt Cancer Center

EMERGING PORTFOLIO AND COMPETITIVE PROFILE Corporate Presentation | March 2024

# Emerging Pipeline with Significant Upside Potential

Turnstone is building a TIL pipeline to **further broaden objective responses** and treat patients in earlier lines of therapy

**TIDAL-02**

**Selected TILs with next-generation manufacturing and TIL functional and quality enhancements**

**Direct Selection**



Proprietary combination of selection markers on tumor-reactive T cells to enable physical sort of reactive vs. bystander cells

**Enhanced Isolation and Expansion**



Culture media supplements added to improve and maintain TIL quality and function[1]

**Gene Editing**



Gene edits designed to minimize dependance on exogenous IL-2 and resist exhaustion post infusion

**Selected TILs + Virus**

**Viral immunotherapy pre-treatment and post-treatment in combination with TIDAL-01**

**Pre-treatment: Expand access to indications less amenable to TIL therapy by optimizing TIL extraction**



Drive a more diverse population of tumor-reactive T cells and increase T cell trafficking to tumor for superior quality and quantity of TIL harvest

**Post-treatment: Reprogram tumor with viral immunotherapy to improve the objective response of TIL treatment**

Reprogram the immunosuppressive tumor microenvironment (e.g., turn a "cold" tumor "hot") potentiating TIL infiltration, function, and proliferation within the tumor



25 | Corporate Presentation – March 2024

TURNSTONE BIOLOGICS

*[1] TIL quality and function" means the viability of the TILs and their ability to produce cytotoxic and immune activating cytokines*

Non-Confidential

Standard Bulk TILs Modified Bulk TILs Bulk TILs + Genetic Engineering Bulk TILs + Neoantigen Enrichment Bulk TILs + Culture Enhancements Turnstone Competitive Positioning Isolation and expansion of all TILs in the tumor Selected TILs Turnstone is pioneering advancements in Selected TIL Therapy Turnstone is making further modifications to the optimal population of Selected TILs Genetic Engineering Virus Combinations Culture Enhancements

Turnstone Biologics Highlights Initial clinical update from Phase 1 TIDAL-01 studies anticipated in mid-2024 TILs have been recently approved by the FDA for the treatment of cutaneous melanoma Academic studies provide early clinical evidence for next-generation selected TIL approach in multiple solid tumors Turnstone is developing Selected TILs to broaden potential treatment across the majority of solid tumors We are currently evaluating TIDAL-01 in multiple Phase 1 clinical trials focused on CRC, HNSCC, uveal melanoma, breast cancer and cutaneous melanoma

Non-Confidential Thank You